Exhibit 10.2

FIRST AMENDMENT TO MANAGEMENT STOCKHOLDERS AGREEMENT

THIS FIRST AMENDMENT TO MANAGEMENT STOCKHOLDERS AGREEMENT (this “Amendment”) is made as of the 20th day of November, 2007, by and among REABLE THERAPEUTICS, INC. (f/k/a, Encore Medical Corporation), a Delaware corporation which, following the consummation of certain transactions set forth in the Agreement and Plan of Merger, dated July 15, 2007, by and between ReAble Therapeutics, Inc. and certain other parties, intends to change its name to “DJO Incorporated” (the “Company”), BLACKSTONE CAPITAL PARTNERS V L.P., a Cayman Islands limited partnership (“BCP V”), BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P., a Cayman Islands limited partnership (“BFIP V”), BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V-A L.P., a Cayman Islands limited partnership (“BFIP V-A”), BLACKSTONE PARTICIPATION PARTNERSHIP V L.P., a Cayman Islands limited partnership (“BPP V”) and, together with BCP V, BFIP V, BFIP V-A and any of Blackstone L.P. or its Affiliates that may from time to time hold Sponsor Interests, collectively, the “Sponsors”), GRAND SLAM HOLDINGS, LLC, a Delaware limited liability company (“Holdco”), and the parties identified on the signature pages to the Management Stockholders Agreement as Management Stockholders and the transferees of such parties (and their respective transferees) identified on the signature pages in any supplementary agreements to the Management Stockholders Agreement (and, together with the Company, the Sponsors and Holdco, the “Parties”).

RECITALS:

WHEREAS, the Parties are parties to a certain Management Stockholders Agreement dated November 3, 2006 (together with all attachments thereto, the “Management Stockholders Agreement”); and

WHEREAS, the Parties desire to amend the Management Stockholders Agreement in order to update the names of certain Parties and make certain other minor administrative changes that will not materially affect on the rights of the Parties; and

WHEREAS, provided the rights of certain Parties are not materially affected, the Management Stockholder’ Agreement may be amended by a written instrument signed by (i) the Company and (ii) the Parties which own, on a fully diluted basis, shares of the Company’s common stock representing at least a majority of the voting power represented by all of the Company’s common stock outstanding on a fully diluted basis and owned by all Parties (collectively, the “Necessary Parties”); and

WHEREAS, the Necessary Parties have duly executed this Amendment on the signature pages attached hereto.

NOW, THEREFORE, in consideration of the foregoing recitals which are incorporated by reference herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the Necessary Parties agree as follows:

1.  From and after the date hereof, every reference in the Management Stockholders Agreement to “Encore Medical Corporation” and the “Company” shall be and be deemed to be a reference to “DJO Incorporated”, except that the references to “Encore Medical Corporation” in the Management Stockholders Agreement which are a result of Sections 2 and 4 of this Amendment shall not be affected.

2.  From and after the date hereof, the paragraph preceding the Recitals of the Management Stockholders Agreement shall be amended by adding the following parenthetical after “DJO Incorporated” (giving effect to Section 1 of this Amendment):

(f/k/a Encore Medical Corporation and, prior to the consummation of the transactions described in clause (ii) of the definition of “Merger” set forth in Section 1 of this Agreement, f/k/a ReAble Therapeutics, Inc.)

3.  From and after the date hereof, each and every instance of:

                a.  “Blackstone Encore Stockholders” shall be amended to read “Blackstone DJO Stockholders”;

                b.  “Drag-Along Selling Blackstone Encore Stockholder” shall be amended to read “Drag-Along Selling Blackstone DJO Stockholder”; and

                c.  “Tag-Along Selling Blackstone Encore Stockholder” shall be amended to read “Tag-Along Selling Blackstone DJO Stockholder”.

4.  From and after the date hereof, the definition of “Merger” in the Management Stockholders Agreement shall be amended to read as follows:

“Merger” means, as may be applicable in each particular case, (i) the transactions contemplated by the Agreement and Plan of Merger, dated as of June 30, 2006, by and among Holdco, Grand Slam Acquisition Corp. and Encore Medical Corporation and (ii) the transactions contemplated by the Agreement and Plan of Merger, dated as of July 15, 2007, by and among the Company, Reaction Acquisition Merger Sub and DJO Incorporated.

5.  From and after the date hereof, the definition of “Cause” in the Management Stockholders Agreement shall be amended to read as follows:

“Cause” means, with respect to any Management Stockholder, the termination by the Company of such

Management Stockholder’s employment with the Company for “cause”, as defined in the employment agreement (“Employment Agreement”) between the Company and such Management Stockholder, or, if there is no employment agreement, the termination by the Company of such Management Stockholder’s employment as a result of:  (i) the commission by the Management Stockholder of an act of gross negligence, willful misconduct, fraud, embezzlement, misappropriation or breach of fiduciary duty against the Company or any of its Affiliates, or the conviction of the Management Stockholder by a court of competent jurisdiction of, or a plea of guilty or nolo contendere to, any felony or any crime involving moral turpitude or any crime which reasonably could negatively affect the reputation of the Company, or the Management Stockholder’s ability to perform the duties required of his employment; (ii) the commission by the Management Stockholder of a material breach of any of the covenants in this Agreement, which breach has not been remedied within thirty (30) days of the delivery to the Management Stockholder by the Board of Directors of written notice of the facts constituting the breach; or (iii) the continued habitual and willful neglect by the Management Stockholder of his or her obligations and duties as an employee of the Company or any of its Subsidiaries after receiving written notice from the Company or any Blackstone DJO Stockholder that such neglect constitutes “Cause” under this Agreement and failing to cure such neglect within thirty (30) calendar days of receipt of such notice.

6.  From and after the date hereof, Sections 7(a)(i) and 7(a)(ii) of the Management Stockholders Agreement shall be amended in their entirety to read as follows:

(i)           In the case of termination of employment of such Call Option Management Stockholder for Cause (or a voluntary termination of employment of such Call Option Management Stockholder if such termination would have constituted a termination for Cause if it would have been initiated by the Company), the consideration will be the lesser of (A) the purchase price of such Callable Shares paid by the Call Option Management Stockholder; provided, however, that in the case of any Callable Shares acquired by the Call Option Management Stockholder, pursuant to a Rollover Option, the price paid therefor shall be deemed to be the price paid by the applicable

Blackstone DJO Stockholder for each share of Common Stock purchased by it in connection with the Merger, or, if such Shares were granted to such Call Option Management Stockholder in exchange for services, the fair market value of such services at the time of grant, and (B) Fair Market Value of such Callable Shares on the Exercise Date or the Sponsor Exercise Date, as the case may be.

(ii)          In the case of any other termination of such Call Option Management Stockholder, the consideration will be Fair Market Value of such Callable Shares on the Exercise Date or the Sponsor Exercise Date, as the case may be.

7.  This Amendment may be executed in counterparts, as may be deemed necessary and convenient by the parties hereto, each of which counterpart, when so executed and delivered, shall be deemed an original, but all of such counterparts shall constitute but one and the same instrument.

8.  This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

[Signature Pages Follow]

IN WITNESS WHEREOF, the undersigned have executed, or have caused to be executed, this First Amendment To Management Stockholders Agreement on the date first written above.

BLACKSTONE CAPITAL PARTNERS V L.P.

By: Blackstone Management Associates V L.L.C., its General Partner

By:	/s/ Chinh E. Chu
Name:Chinh E. Chu
Title: Authorized Person

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V L.P.

By: Blackstone Management Associates V L.L.C., its General Partner

By:	/s/ Chinh E. Chu
Name:Chinh E. Chu
Title: Authorized Person

BLACKSTONE FAMILY INVESTMENT PARTNERSHIP V-A L.P.

By: Blackstone Management Associates V L.L.C., its General Partner

By:	/s/ Chinh E. Chu
Name:Chinh E. Chu
Title: Authorized Person

BLACKSTONE PARTICIPATION PARTNERSHIP V L.P.

By: Blackstone Management Associates V L.L.C., its General Partner

By:	/s/ Chinh E. Chu
Name:Chinh E. Chu
Title: Authorized Person

GRAND SLAM HOLDINGS, LLC

By:	/s/ Chinh E. Chu
Name:Chinh E. Chu
Title: Authorized Person

[Signature Page 1 of 2 to First Amendment To Management Stockholders Agreement]

REABLE THERAPEUTICS, INC.

By:	/s/ Harry L. Zimmerman
Name:Harry L. Zimmerman
Title: Executive Vice President, General Counsel, Secretary and Assistant Treasurer

[Signature Page 2 of 2 to First Amendment To Management Stockholders Agreement]